UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2021

IMMUNIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36201	56-2358443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Avenue of the Americas, Suite 200

New York, NY 10036

USA

(Address of principal executive offices)

Registrant’s telephone number, including area code: (332) 255-9818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	IMUX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes ☐ No ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 31, 2021, Immunic AG, a wholly-owned subsidiary of Immunic, Inc. (the “Company”), and 4SC AG (“4SC”) entered into a Settlement Agreement (the “Agreement”), pursuant to which Immunic AG will settle its remaining obligation of a 4.4% royalty for $17.25 million. The payment will be made 50% in cash and 50% in shares of Immunic’s common stock (the “Shares”). Pursuant to the Agreement, the Company will use commercially reasonable efforts to file and have declared effective a resale shelf registration statement on Form S-3 covering the resale of the Shares.

Immunic AG acquired IMU-838 from 4SC AG pursuant to an Asset Purchase Agreement dated May 13, 2016. With the execution of the Agreement, no further payment obligations remain between Immunic AG and 4SC.

On March 31, 2021, the Company issued a press release announcing the execution of the Agreement. The Agreement and the press release are attached as Exhibits 10.1 and 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.

The issuance and sale of the Shares has not been registered under the Securities Act. The Shares have been sold and issued in reliance on an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder.

None of the Shares may be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy any such Shares.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description

10.1*	Settlement Agreement, dated March 31, 2021, between Immunic AG and 4SC AG.
99.1	Press Release, dated March 31, 2021.
104	Cover Page to this Current Report on Form 8-K in Inline XBRL

 * Certain confidential portions of this exhibit have been redacted from the publicly filed document because such portions are (i) not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 31, 2021	Immunic, Inc.

	By:	/s/ Daniel Vitt
Daniel Vitt
Chief Executive Officer